UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒                 Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Teradata Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 17, 2018.

TERADATA CORPORATION TERADATA CORPORATION 10000 INNOVATION DRIVE DAYTON, OH 45342	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	February 20, 2018
Date: April 17, 2018 Time: 8:00 A.M. Local Time
Location: Hotel Nikko San Francisco
222 Mason Street
San Francisco, California 94102

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 3, 2018 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the Director Nominees listed below and FOR each of the other proposals listed below:
1.	Election of Directors
Class II Nominees:
1a. Lisa R. Bacus

1b. Timothy C. K. Chou
1c. James M. Ringler
1d. John G. Schwarz
2.	An advisory (non-binding) vote to approve executive compensation.

3.	Approval of the amended and restated Teradata Employee Stock Purchase Plan.

4.	Approval of the ratification of the appointment of independent registered public accounting firm for 2018.

Source: Telephone proxy voting script (1-800-690-6903)

Dates: March 8, 2018 – April 16, 2018

Thank you for calling the automated proxy voting service. You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions. Press one if you are calling from a touch-tone phone and have your proxy form in front of you.

Let’s begin. Please enter the control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.

[enter control number]

Press one to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the board of directors. Press two if you will not vote on each item individually.

[if press one]

Proposal voting. There are seven to vote on.

We are ready to accept your vote for proposal 1A. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1B. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1C. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1D. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 2. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 3. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 4. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

You have completed proposal voting.

One moment while I log your ballot. A vote has been recorded for control number [                    ]. Let me confirm.

You have voted [For/Against/Abstain] Proposal 1A.

You have voted [For/Against/Abstain] Proposal 1B.

You have voted [For/Against/Abstain] Proposal 1C.

You have voted [For/Against/Abstain] Proposal 1D.

You have voted [For/Against/Abstain] Proposal 2.

You have voted [For/Against/Abstain] Proposal 3.

You have voted [For/Against/Abstain] Proposal 4.

If these elections are correct, press one. To vote again, press two. To hear your vote again, press three.

If this concludes your business, press one. If you would like to vote for another proxy election, press two.

All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling; this concludes your transaction. Goodbye.

[if press two]

One moment while I log your ballot. A vote has been recorded for control number [                    ]. Let me confirm. You have elected to vote as the board recommends. If these elections are correct, press one. To vote again, press two. To hear your vote again, press three.

If this concludes your business, press one. If you would like to vote for another proxy election, press two.

All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Goodbye.

Source: Internet Voting Website and Notice and Access Website (www.proxyvote.com)

Dates: March 8, 2018 – April 16, 2018

Enter your

Control Number to:

•	Submit Proxy Voting Instructions

•	Download materials

•	Sign up for e-Delivery

[                    ]

[Submit]

TERADATA CORPORATION	2018 Annual Meeting
TUESDAY, APRIL 17, 2018

Proxy Voting Instructions	Active - Not Voted
Make your selection below.	Vote by
Apr. 16, 2018 11:59 p.m. EDT
Control # [ ]

Proposal(s)			Important

1A.	Election of Director: Lisa R. Bacus	BOARD RECOMMENDATION: FOR [FOR] [AGAINST] [ABSTAIN]	Materials [?] [Grant of Proxy Authority] [Order a hard copy] [Proxy Statement] [Annual Report]

1B.	Election of Director: Timothy C.K. Chou	BOARD RECOMMENDATION: FOR [FOR] [AGAINST] [ABSTAIN]	Go Paperless [SIGN UP FOR E-DELIVERY]

1C.	Election of Director: James M. Ringler	BOARD RECOMMENDATION: FOR [FOR] [AGAINST] [ABSTAIN]	Investor Education Learn more about the process at [SEC: Spotlight on Proxy Matters]

1D.	Election of Director: John G. Schwarz	BOARD RECOMMENDATION: FOR [FOR] [AGAINST] [ABSTAIN]

2.	An advisory (non-binding) vote to approve executive compensation.	BOARD RECOMMENDATION: FOR [FOR] [AGAINST] [ABSTAIN]

3.	Approval of the amended and restated Teradata Employee Stock Purchase Plan.	BOARD RECOMMENDATION: FOR [FOR] [AGAINST] [ABSTAIN]

4.	Approval of the ratification of the appointment of independent registered public accounting firm for 2018.	BOARD RECOMMENDATION: FOR [FOR] [AGAINST] [ABSTAIN]

For holders as of Tuesday, February 20, 2018                                                                         RESET SUBMIT

CUSIP: 88076W

By clicking “submit” I am hereby granting a proxy as defined in the materials.

TERADATA CORPORATION	Control #[ ]

TERADATA CORPORATION

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR TERADATA’S 2018 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Teradata Corporation, a Delaware corporation (“Teradata” or the “Company”), hereby appoints Victor Lund, Mark Culhane and Laura Nyquist, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Teradata that the undersigned is entitled to vote at Teradata’s Annual Meeting of Stockholders to be held in San Francisco, California on April 17, 2018, and at any postponement or adjournment thereof, in the manner indicated on the reverse side and in such proxyholders’ sole discretion, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including to vote for the election of a substitute nominee for director as such proxyholders may select in the event any nominee named on this proxy card is unable to serve. This proxy card also provides voting instructions to the trustee of the Teradata Corporation Savings Plan, the Company’s 401(k) plan (the “Teradata Savings Plan”) and to the trustees and administrators of other plans, with regard to shares of Teradata common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. By executing this proxy card, the undersigned acknowledges receipt from the Company of the notice of the 2018 Annual Meeting of Stockholders and accompanying proxy statement and hereby revokes any previously granted proxy that relates to the aforementioned annual meeting.

The proxyholders or the trustees and administrators of the plans, as the case may be, will vote the shares in accordance with the directions on this proxy card. If you do not indicate your choices on this proxy card, the proxyholders will vote the shares in accordance with the directors’ recommendations. If you are a Teradata Savings Plan participant entitled to vote at the 2018 Annual Meeting of Stockholders and do not indicate your choices on this proxy card, those shares will be voted by the trustee of such plan.

Please click here to print and view the voting instructions.

TERADATA CORPORATION	2018 Annual Meeting
TUESDAY, APRIL 17, 2018

Thank you. Your vote has been submitted Votes can be changed until voting deadline. [REVIEW/CHANGE VOTES/PRINT] [ENTER ANOTHER CONTROL NUMBER]	Active - Voted Vote by Apr. 16, 2018 11:59 p.m. EDT Control # [ ]	Important Materials [?] [Grant of Proxy Authority] [Order a hard copy] [Proxy Statement] [Annual Report]

Go Paperless [SIGN UP FOR E-DELIVERY]

Enter or edit your email address to receive a confirmation when your vote is recorded: [ ] [NOTIFY ME]		Investor Education Learn more about the process at [SEC: Spotlight on Proxy Matters]